                                                            Exhibit 99.2


                          UNITED STATES OF AMERICA
                                 Before the
                    COMMODITY FUTURES TRADING COMMISSION



______________________________
                              :
In the Matter of              :     CFTC Docket No. 95-2
BT SECURITIES CORPORATION,    :
                              :
Respondent                    :
______________________________:


                            OFFER OF SETTLEMENT
                  OF RESPONDENT BT SECURITIES CORPORATION

                                     I.

            BT Securities Corporation ("BT Securities") hereby submits this

Offer of Settlement pursuant to Rule 10.108 of the Commission's rules, 17

C.F.R. sec. 10.108 ("Offer").  This Offer is submitted solely to dispose of the allegations and issues raised in the Complaint and Opinion and Order

Accepting Offer of Settlement, Making Findings and Imposing Remedial

Sanctions ("Order") issued by the Commission against BT Securities in this matter and to terminate this proceeding against BT Securities.  Pursuant to

Rule 10.108, if this Offer is not accepted by the Commission as hereinafter set forth, it shall be null and void with respect to any acknowledgement,

admission, waiver, stipulation or consent contained herein, and shall not be used in any manner in this proceeding by any party hereto.

                                    II.

            Without admitting or denying the allegations or findings in the

Order in this proceeding, before the taking of any testimony and without any adjudication on any issue of fact or law, BT Securities:

            A.    Acknowledges service of the Order;

            B. Admits the jurisdiction of the Commission with respect to all matters set forth in the Order;

            C.    Waives:

                  1.    notice of hearing;
                  2.    a hearing;
                  3.    all post-hearing procedures;
                  4.    judicial review by any court;
                  5. any objection to the staff's participation in the Commission's consideration of the offer; and,
                  6. any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein;

            D. Stipulates that the record basis on which the Commission Order accepting this Offer may be entered shall consist solely of the Order and the findings consented to in this Offer;

            E. Consents, solely on the basis of this Offer, and without any adjudication on the merits, to the entry of an Order in the form attached hereto which:

                  1. makes findings of fact and finds that BT Securities violated Section 4o(1)(A) of the Commodity Exchange Act, as amended, 7 U.S.C. sec. 6o(1)(A). BT Securities consents to the use of these findings in this proceeding and in any other proceeding brought by the Commission or to which the Commission is a party; provided, however, that BT Securities does not consent to the use of the Order as the sole basis for any other proceeding brought by the Commission;

                  2. directs BT Securities to cease and desist from violating Section 4o(1)(A) of the Commodity Exchange Act, as amended, 7 U.S.C. sec. 6o(1)(A);

                  3. directs BT Securities to pay a civil monetary penalty in the amount of $10 million dollars ($10,000,000.00). This civil penalty will be paid by BT Securities to the U.S. Treasury within two
                        (2) days of the date of this Order;1/

                  4. orders that BT Securities comply with the undertakings in Part III below.

                                    III.

            In consideration of the Commission's acceptance of this Offer,

and solely by virtue of this Offer, BT Securities hereby undertakes:

            A. to retain at its expense, within 30 days of the entry of this Order, an independent consultant, acceptable to the Commission and to the SEC2/, to review and make recommendations concerning (i) BT Securities' compliance policies and procedures related to the marketing, offer, sale, purchase, amendment, termination or valuation of privately negotiated over-the-counter derivative products, (ii) any and all improper conduct engaged in by BT Securities with respect to the marketing, offer, purchase, sale, amendment, termination or






















1/ The $10 million paid pursuant to the Order will also satisfy BT Securities' payment obligation under a related Order issued by the SEC.

2/ The SEC's Order will contain a similar requirement to retain an independent consultant and to implement the consultant's recommendations concerning Respondent's compliance procedures. Respondent may retain a single consultant acceptable to both the Commission and the SEC for this purpose, which shall jointly satisfy the requirements of this Commission's Order and the requirements of the SEC's Order.

                  valuation of privately negotiated over-the-counter derivative products from January 1991 to the present, and
                  (iii) any disciplinary actions against individuals that may be warranted in view of events or conduct involved in the marketing, offer, purchase, sale, amendment, termination or valuation of privately negotiated over-the-counter derivative products by BT Securities;

            B. to cooperate fully with the consultant, including obtaining the cooperation of BT Securities' employees or other persons under its control. BT Securities shall place no restrictions on the consultant's communications with Commission staff;

            C. to require the consultant, at BT Securities' expense, to prepare a report setting forth his or her findings, analysis and recommendations as to the matters described in paragraph III A above;

            D. to require the consultant to deliver the report within six months of the issuance of this Order to (i) BT Securities, (ii) the Boards of BT Securities, Bankers Trust and Bankers Trust New York Corporation, and
                  (iii) Commission staff, which may make such further use thereof as it may in its discretion deem appropriate; and,

            E. to adopt all recommendations by the consultant in the report within six months after its issuance, including the recommendations for disciplinary action; provided, however, that as to any of the consultant's recommendations that BT Securities determines is unduly burdensome or impractical, BT Securities, may suggest an alternative procedure designed to achieve the same objective, submitted in writing to the consultant and to Commission staff. The consultant shall reasonably evaluate BT Securities' alternative procedure.
                  BT Securities will abide by the consultant's determinations with regard thereto and adopt those recommendations deemed appropriate by the consultant. BT Securities shall, within six months after the issuance of the consultant's report, in a letter to Commission staff, attest to, and set forth the details of, its implementation of the recommendations contained in the report.

            F. for itself and Bankers Trust Company, Bankers Trust New York Corporation and any affiliated entity thereof (collectively the "BT Entities") to cooperate with the staff of the Commission in such further investigations and inspections as the Commission shall determine to pursue relating to the marketing, offer, purchase, sale, amendment, termination or valuation of privately negotiated over-the-counter derivative products by BT Securities, arising out of or relating to conduct which occurred before the date of this Offer. Furthermore, the BT Entities shall actively seek the cooperation of all employees, agents and representatives of the BT Entities in any such investigations or inspections. At the request of the Commission's staff, the BT Entities shall appear and testify, and shall use their best efforts to obtain the appearance and testimony of their employees, agents and representatives, at any investigative testimony, deposition, hearing or trial.

                                    IV.

            BT Securities submits this Offer on the condition that it

resolves all liability of the BT Entities in any action or proceeding brought by or on behalf of the Commission, arising from conduct occurring before the date of this Offer and involving (i) the marketing, offer,

purchase, sale, amendment, termination or valuation of privately negotiated over-the-counter derivatives products, or (ii) the provision of valuations of privately negotiated over-the-counter derivatives to customers, for the purposes of preparing financial statements for inclusion in filings with the Securities Exchange Commission. This Offer does not, however, affect the rights of the Commission (a) to conduct any investigation or inspection concerning conduct by the BT Entities or others; (b) to bring any action or proceeding against any officer, director, employee, agent or representative of the BT Entities arising from conduct occurring before or after the date of this Offer; or (c) to bring any action against any BT Entity that results from conduct occurring after the date of this Offer.

                                     V.

            BT Securities hereby warrants that this Offer has been duly authorized by its Board of Directors and is signed and submitted on its behalf by a duly empowered officer.

                                    VI.

            BT Securities represents that it has read this Offer and

declares that no promise, threat or inducement of any kind has been made by the Commission or its staff to induce it to tender this Offer and that submission of this Offer is a free and voluntary act on BT Securities'

part.

                                          Respectfully submitted,



                                          /s/ Howard M. Schneider
                                          BT Securities Corporation
                                          By:  Howard M. Schneider
                                          Title:  President

Approved as to form:



/s/ Gandolfo V. DiBlasi
Attorney for Respondent
BT Securities Corporation           Date: December 21, 1994